COLLAOBRATIVE AGREEMENT (Details Narrative) - Collaborative Agreement [Member] - BioLite Inc., [Member] - Licensing Rights For Drug And Therapeutic Use of Five Products [Member] - USD ($)			9 Months Ended
	May 06, 2016	Dec. 29, 2015	Jun. 30, 2016
Total consideration	$ 2,600,000	$ 100,000,000
Upfront payment		$ 3,500,000
Value of shares issued for aquisition	$ 900,000
Number of shares issued for aquisition	562,500
Share price (in dollars per share)	$ 1.60
Description of agreement terms

This Collaborative Agreement shall, once signed by both Parties, remain in effect for fifteen years as of the first commercial sales of the Product in the Territory and automatically renew for five more years unless either party gives the other party six month written notice of termination prior to the expiration date of the term.